                                                                    Exhibit 99.1

          Press Release issued January 26, 2000 ********************


 LOGO of McLeodUSA appears here

McLeodUSA Incorporated
McLeodUSA Technology Park
6400 C Street SW, PO Box 3177
Cedar Rapids, IA 52406-3177
Press and Investor Contact: Bryce E. Nemitz bnemitz@mcleodusa.com
Phone:  (319) 790-7800
FAX: (319) 790-7767

     FOR IMMEDIATE RELEASE
     ---------------------


                       McLeodUSA Reports Record Results
                          for Fourth Quarter and 1999

     For the year:
     .    Total revenues increase from $604 million to $909 million
     .    EBITDA exceeds $59 million, an increase of $39 million or 195 percent
     .    Total route miles of fiber surpasses 10,000; 2,900 added during year
     .    35 percent of total lines now on-switch / on-net
     .    Sales headcount increases from 350 to 900

     Cedar Rapids, Iowa -- January 26, 2000 -- McLeodUSA Incorporated (Nasdaq:
MCLD) today reported results for fourth quarter and fiscal year 1999. Revenues were a record $908.8 million for the year ended December 31, 1999, compared to $604.1 million for 1998, an increase of 50 percent. Competitive telecommunications revenues, which includes local and long distance, and private line and data, grew 72 percent for the year. EBITDA (earnings before interest, taxes, depreciation and amortization) for the year was a positive $59.0 million, compared with $20.0 million for 1998.

     Commenting on 1999 results, Clark McLeod, chairman and CEO stated, "It was a significant year for McLeodUSA customers, shareholders and employees." He continued, "Our employee base grew to over 8,100 as a result of strong organic growth and the successful integration of several strategic and sizable acquisitions. In addition, we added 10 states to our market area creating a 21-state target footprint for our local services and increasing our ten-year market opportunity four-fold. We strengthened our Board of Directors significantly by adding Peter Claudy, Roy Wilkens, Anne Bingaman, Ted

Forstmann and Erskine Bowles. In addition, the Forstmann Little investment of $1 billion allows us to concentrate less on financing and more on execution as we look toward the new year."

     Steve Gray, president and CEO of Local Services added, "Our operational statistics highlight our progress for the year:
     .    local lines in service grew 71 percent from 398,000 to 679,000;
     .    fiber route miles increased 41 percent from 7,120 to 10,036;
     . white and yellow page directory distribution grew 46 percent, printing nearly 20 million books reaching 39 million people; and
     . new lines sold during the final quarter of the year increased 141 percent over the same period one year ago."

Fourth Quarter Results
----------------------

          The Company reported fourth quarter revenues of $263.9 million compared to revenues of $165.5 million for the same quarter of 1998. Competitive telecommunications revenues grew 94 percent over the prior year fourth quarter total. EBITDA was a positive $24.0 million in fourth quarter, compared to $15.1 million in third quarter 1999 and $10.1 million for fourth quarter 1998.

     Commenting on fourth quarter results, Gray stated, "Our fourth quarter performance capped a year packed with both operational and strategic accomplishments." He continued, "I am particularly pleased with the remarkable increase in our on-switch/on-net traffic for CLEC business customers, up 29 percent for the quarter and more than 20x for the year. In addition, the impact of our expanded sales force resulted in the sale of nearly 30 percent more local lines in successive quarters."

Recent Announcements
--------------------

          On January 7, McLeodUSA announced a planned acquisition of Splitrock Services Inc. (Nasdaq: SPLT) of Houston, Texas. Upon closing, McLeodUSA will have an advanced fiber optic network spanning 26,000 miles, 27 voice switches, 679,000 local lines, and ATM switches at all 350 installed points-of-presence across the country.

          In the same announcement, McLeodUSA announced the creation of two operational units: Data Services and Local Services. Roy A. Wilkens has joined the Company as president and CEO of the newly created Data Services operation, which will function under the Splitrock name and address the national data market. Steve Gray will lead the Local Services operation as president and CEO, focusing on the Company's 21-state CLEC region. Following regulatory and shareholder approval, the merger is expected to close within the next few months.

     Concluding, Mr. McLeod stated, "Our 1999 accomplishments, as well as our announced Splitrock addition, have heightened our expectations for 2000. We will focus on our 21-state geography for integrated communications services, opening new markets and deepening our penetration in existing markets. And, once the Splitrock deal is done, we will enter the national stage as a data connections company in 50 states, able to reach 90 percent of the U.S. population with advanced Internet access services."

     McLeodUSA, founded in June of 1991, is a provider of integrated telecommunications services to business and residential customers. The Company's telecommunications customers are located in 12 Midwest and Rocky Mountain states, with 9 additional expansion states to be added. McLeodUSA is a facilities-based telecommunications provider with 27 switches, 679,000 local lines, 8,100 employees, and over 10,000 route miles of fiber optic network. In the next 12 months, the Company's publishing subsidiaries plan to distribute 24 million copies of competitive directories in 22 states, expected to reach nearly 41 million people.

          Some of the statements contained in this press release discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. In some cases, you can identify these so-called forward-looking statements by words like "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "projects," "potential," or "continue" or the negative of those words and other comparable words. You should be aware that those statements only reflect the predictions of McLeodUSA. Actual events or results may differ substantially. Important factors that could cause actual results of McLeodUSA to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the industry, changes in the competitive climate in which McLeodUSA operates and the emergence of future opportunities. These and other applicable risks are summarized under the caption "Risk Factors" in the McLeodUSA Annual Report on Form 10-K for the fiscal year ended December 31, 1998, which is filed with the Securities and Exchange Commission.

                                     # # #

                    McLeodUSA Incorporated and Subsidiaries
                    ---------------------------------------
                      Consolidated Statement of Operations
                    (In thousands except for per share data)
                                  (UNAUDITED)

                                                       Three Months Ended                    Twelve Months Ended
                                                --------------------------------      ---------------------------------
                                                          December 31                            December 31
                                                --------------------------------      ---------------------------------
                                                    1999               1998                1999               1998
                                                -------------      -------------      --------------      -------------
Revenues:
  Telecommunications:
     Local and long distance                        $144,551           $ 74,522          $  456,030          $ 271,217
     Local exchange services                          20,596             18,441              78,380             67,785
     Private line and data                            22,244             11,527              80,089             40,110
     Network maintenance and equipment                10,383              8,836              36,263             32,885
     Other telecommunications                          8,225              6,919              30,106             27,794
                                                ------------       ------------       -------------       ------------
       Total telecommunications revenue              205,999            120,245             680,868            439,791
  Directory                                           53,015             40,785             209,186            144,876
  Telemarketing                                        4,903              4,474              18,738             19,479
                                                ------------       ------------       -------------       ------------
       Total revenues                                263,917            165,504             908,792            604,146
Operating expenses:
  Cost of service                                    129,647             84,013             457,085            323,208
  Selling, general and administrative                110,302             71,352             392,687            260,931
  Depreciation and amortization                       60,112             25,444             190,695             89,107
  Other                                                 ----               ----                ----              5,575
                                                ------------       ------------       -------------       ------------
     Total operating expenses                        300,061            180,809           1,040,467            678,821
                                                ------------       ------------       -------------       ------------
     Operating loss                                  (36,144)           (15,305)           (131,675)           (74,675)
Non-operating income (expense):
  Interest income                                     19,471              6,926              42,624             26,000
  Interest (expense)                                 (34,389)           (23,641)           (136,868)           (78,234)
  Other                                               (1,918)               208               5,637              1,997
                                                ------------       ------------       -------------       ------------
     Total non-operating income (expense)            (16,836)           (16,507)            (88,607)           (50,237)
                                                ------------       ------------       -------------       ------------
     Loss before income taxes                        (52,980)           (31,812)           (220,282)          (124,912)
Income taxes                                            ----               ----                ----               ----
                                                ------------       ------------       -------------       ------------
     Net loss                                        (52,980)           (31,812)           (220,282)          (124,912)
Preferred stock dividend                             (13,602)              ----             (17,727)              ----
                                                ------------       ------------       -------------       ------------
     Net loss applicable to common shares           $(66,582)          $(31,812)         $ (238,009)         $(124,912)
                                                ============       ============       =============       ============
Net loss per common share (/1/)                       $(0.43)            $(0.25)             $(1.61)            $(0.99)
                                                ============       ============       =============       ============
Weighted average common shares outstanding           155,805            126,778             147,710            125,614
(/1/)                                           ============       ============       =============       ============
EBITDA                                              $ 23,968           $ 10,139          $   59,020          $  20,007
                                                ============       ============       =============       ============


(/1/) As adjusted for the two-for-one stock split announced June 30, 1999 effected in the form of a dividend.

                    McLeodUSA Incorporated and Subsidiaries
                     Consolidated Statement of Operations
                   (In thousands except for per share data)

                                  (UNAUDITED)

                                                                          Three Months Ended
                                                                          ------------------

                                                     3/31/99            6/30/99            9/30/99            12/31/99
                                                    --------           --------           --------           ---------
Revenues:
  Telecommunications:
     Local and long distance                        $ 81,072           $105,527           $124,880           $ 144,551
     Local exchange services                          17,632             19,787             20,365              20,596
     Private line and data                            15,321             20,625             21,899              22,244
     Network maintenance and equipment                 8,120              8,355              9,405              10,383
     Other telecommunications                          5,814              8,346              7,721               8,225
                                                  ----------         ----------         ----------         -----------
       Total telecommunications revenue              127,959            162,640            184,270             205,999
  Directory                                           49,424             55,203             51,544              53,015
  Telemarketing                                        3,726              4,819              5,290               4,903
                                                  ----------         ----------         ----------         -----------
          Total revenues                             181,109            222,662            241,104             263,917

Operating expenses:
  Cost of service                                     92,459            113,048            121,931             129,647
  Selling, general and administrative                 79,811             98,528            104,046             110,302
  Depreciation and amortization                       35,110             43,598             51,875              60,112
  Other                                                  ---                ---                ---                 ---
                                                  ----------         ----------         ----------         -----------
     Total operating expenses                        207,380            255,174            277,852             300,061
                                                  ----------         ----------         ----------         -----------
     Operating loss                                  (26,271)           (32,512)           (36,748)            (36,144)
Non-operating income (expense):
  Interest income                                      8,260              6,754              8,139              19,471
  Interest (expense)                                 (29,464)           (36,216)           (36,799)            (34,389)
  Other                                                   (1)               563              6,993              (1,918)
                                                  ----------         ----------         ----------         -----------
     Total non-operating income (expense)            (21,205)           (28,899)           (21,667)            (16,836)
                                                  ----------         ----------         ----------         -----------
     Loss before income taxes                        (47,476)           (61,411)           (58,415)            (52,980)
Income taxes                                             ---                ---                ---                 ---
                                                  ----------         ----------         ----------         -----------
     Net loss                                        (47,476)           (61,411)           (58,415)            (52,980)
Preferred stock dividend                                 ---                ---             (4,125)            (13,602)
                                                  ----------         ----------         ----------         -----------
     Net loss applicable to common shares           $(47,476)          $(61,411)          $(62,540)          $ (66,582)
                                                  ==========         ==========         ==========         ===========
Net loss per common share /(1)/                     $  (0.36)          $  (0.41)          $  (0.41)          $   (0.43)
                                                  ==========         ==========         ==========         ===========
Weighted average common shares outstanding /(1)/     132,242            149,802            152,677             155,805
                                                  ==========         ==========         ==========         ===========
EBITDA                                              $  8,839           $ 11,086           $ 15,127           $  23,968
                                                  ==========         ==========         ==========         ===========

/(1)/ As adjusted for the two-for-one stock split announced June 30, 1999 effected in the form of dividend.

McLeodUSA Selected Statistical Data:


                                                                      4Q99 vs. 4Q98             4Q99 vs. 3Q99

                                               12/31/99     12/31/98     % Change      9/30/99     % Change
                                               --------     --------     --------      -------     --------
Sales cities                                        110           68           62%         110            0%

Central offices leased                              393          321           22%         366            7%

Collocations                                        158           40          295%         143           10%

Switches owned
  CO / LD                                            27            9          200%          27            0%
  ATM / Frame Relay                                  13          ---          ---           13            0%

Cities served                                       592          269          120%         538           10%

Route miles                                      10,036        7,120           41%       9,412            7%

Total
  Local lines in service                        678,900      397,600           71%     616,400           10%
     Business                                   472,000      252,700           87%     420,800           12%
       On-switch / net                          134,400       30,100          347%     110,700           21%
     Residential                                206,900      144,900           43%     195,600            6%
       On-switch / net                          103,800       69,500           49%      99,600            4%

  Local customers                               279,600      186,200           50%     260,500            7%
     Business                                    88,200       49,600           78%      78,900           12%
     Residential                                191,400      136,600           40%     181,600            5%

Competitive
  Local lines in service                        579,000      306,200           89%     516,200           12%
     Business                                   442,700      227,100           95%     391,400           13%
       On-switch / net                          105,100        4,500        2,236%      81,300           29%
     Residential                                136,300       79,100           72%     124,800            9%
       On-switch / net                           33,200        3,700          797%      28,800           15%

  Local line customers                          202,800      114,600           77%     183,300           11%
     Business                                    79,700       42,300           88%      70,300           13%
     Residential                                123,100       72,300           70%     113,000            9%

  Local lines per business customer                 5.6          5.4                       5.6

  Local lines sold during quarter               104,300       43,300          141%      80,900           29%
     Business                                    84,600       34,700          144%      59,000           43%
     Residential                                 19,700        8,600          129%      21,900          (10)%

  New local lines in service during quarter      62,800       31,100          102%      60,600            4%
     Business                                    51,300       29,400           74%      50,400            2%
       On-switch / net                           23,800          ---          ---       21,300           12%
     Residential                                 11,500        1,700          576%      10,200           12%
       On-switch / net                            4,400          500          780%       2,500           76%

ILEC
  Local lines in service                         99,900       91,400            9%      100,200           0%
     Business                                    29,300       25,600           14%       29,400           0%
     Residential                                 70,600       65,800            7%       70,800           0%

  Local line customers                           76,800       71,600            7%       77,200          (1)%
     Business                                     8,500        7,300           16%        8,600          (1)%
     Residential                                 68,300       64,300            6%       68,600           0%
